UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

THE TJX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of principal executive offices) (Zip Code)

(508) 390-1000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of The TJX Companies, Inc. (the “Company”) was held on June 6, 2017. The final voting results of the annual meeting are as follows:

Proposal 1: Each nominee for director was elected, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified.

Nominee	For	Against	Abstaining	Broker Non-Votes
Zein Abdalla	520,491,704	691,007	479,971	37,907,439
José B. Alvarez	507,298,521	13,909,923	454,238	37,907,439
Alan M. Bennett	505,617,591	15,580,112	464,979	37,907,439
David T. Ching	519,773,028	1,431,362	458,196	37,907,439
Ernie Herrman	519,392,043	1,821,030	449,609	37,907,439
Michael F. Hines	517,182,683	4,023,263	456,736	37,907,439
Amy B. Lane	513,896,375	6,253,011	1,513,296	37,907,439
Carol Meyrowitz	515,183,409	4,112,893	2,366,380	37,907,439
Jackwyn L. Nemerov	511,526,792	9,694,423	441,467	37,907,439
John F. O’Brien	504,717,819	15,411,616	1,533,151	37,907,439
Willow B. Shire	495,217,862	24,854,483	1,590,337	37,907,439

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2018 was ratified.

For	Against	Abstaining
548,335,561	10,951,814	282,634

Proposal 3: The material terms of performance goals under the Company’s stock incentive plan were reapproved.

For	Against	Abstaining	Broker Non-Votes
493,642,954	27,415,581	603,284	37,908,302

Proposal 4: The material terms of performance goals under the Company’s cash incentive plans were reapproved.

For	Against	Abstaining	Broker Non-Votes
506,951,490	14,040,299	669,918	37,908,302

Proposal 5: On an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion (the say-on-pay vote) was approved.

For	Against	Abstaining	Broker Non-Votes
301,864,497	217,852,532	1,945,653	37,907,439

Proposal 6: On an advisory basis, the shareholders voted that the Company hold say-on-pay votes each year.

1 year	507,667,018
2 years	899,625
3 years	12,549,073
Abstain	546,055
Broker Non-Votes	37,908,302

The Board of Directors of the Company considered the recommendation of shareholders and intends to conduct an annual advisory shareholder vote on the Company’s executive compensation each year until the next vote on the frequency of such votes is held, which will be no later than the annual meeting of the shareholders in 2023.

Proposal 7: A shareholder proposal for the inclusion of diversity as a CEO performance measure was rejected.

For	Against	Abstaining	Broker Non-Votes
23,995,592	485,670,301	11,995,926	37,908,302

Proposal 8: A shareholder proposal for a review and summary report on executive compensation policies was rejected.

For	Against	Abstaining	Broker Non-Votes
22,744,269	487,742,036	11,175,514	37,908,302

Proposal 9: A shareholder proposal for a report on compensation disparities based on race, gender, or ethnicity was rejected.

For	Against	Abstaining	Broker Non-Votes
80,966,804	426,520,033	14,174,918	37,908,302

Proposal 10: A shareholder proposal for a report on net-zero greenhouse gas emissions was rejected.

For	Against	Abstaining	Broker Non-Votes
43,649,673	467,489,449	10,522,697	37,908,302

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s Alicia C. Kelly
Alicia C. Kelly
Executive Vice President, Secretary and General Counsel

Dated: June 7, 2017